Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2294

Defensive Equity & Income Portfolio 2023-2

(the “Portfolio”)

Supplement to the Prospectus

Effective July 5, 2023, pursuant to authority granted under the Trust Agreement, the Sponsor and the Supervisor have determined to liquidate Goldman Sachs MLP and Energy Renaissance Fund from your Portfolio and such securities will no longer be included therein. The proceeds from the liquidation will be reinvested in the existing securities of the Portfolio pursuant to the authority granted under the Trust Agreement.

Supplement Dated: July 6, 2023